Exhibit 24


                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                                      /s/ Robert S. Jepson, Jr.
                                                      -------------------------
                                                      Robert S. Jepson, Jr.

                                                                Exhibit 24

                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                                          /s/ Philip J. Dunn
                                                          -------------------
                                                          Philip J. Dunn

                                                                Exhibit 24

                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                                        /s/ Richard N. Cooper
                                                        ---------------------
                                                        Richard N. Cooper

                                                                Exhibit 24

                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                                         /s/ Richard L. Sharp
                                                         --------------------
                                                         Richard L. Sharp

                                                                Exhibit 24

                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                                        /s/ Edward Villaneuva
                                                        ----------------------
                                                         Edward Villanueva

                                                                Exhibit 24

                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.




                                                         /s/ Mikael Salovaara
                                                         ---------------------
                                                         Mikael Salovaara

                                                                Exhibit 24

                              POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.




                                                         /s/ Walter J. Salmon
                                                         --------------------
                                                         Walter J. Salmon

                                                                Exhibit 24



                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.




                                                         /s/ Hugh G. Robinson
                                                         --------------------
                                                         Hugh G. Robinson

                                                                Exhibit 24

                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.





                                                    /s/ Barbara S. Feigin
                                                    ---------------------
                                                    Barbara S. Feigin

                                                                Exhibit 24


                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration for resale of shares acquired by Goldberg Company, Inc. ("Goldberg") in connection with the acquisition by the Company of certain assets of Goldberg, such documents being: registration statements on Form S-3 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.




                                                           /s/ Alan L. Wurtzel
                                                           -------------------
                                                           Alan L. Wurtzel